Exhibit 99.2

Wabtec
CORPORATION
Wabtec Plans to Acquire Faiveley Transport
Investor Presentation
July 27, 2015

Forward-Looking Statements
Statements contained in this presentation which are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements and certain information contained in the presentation involve risks and uncertainties that could result in actual results differing materially from expected results, including the Company’s proposed acquisition of Faiveley Transport, which is subject to regulatory and other conditions, the timing of the transaction and benefits expected to be derived therefrom. Forward-looking statements represent the Company’s expectations and beliefs concerning future events, based on information available to the Company as of the date of this release. The Company undertakes no obligation to publicly update and revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release. Additional information regarding these and other factors is contained in the Company’s SEC filings, including without limitation the Company’s Form 10-K and Form 10-Q filings.
Wabtec
CORPORATION

Wabtec Overview

Successful Track Record
$ millions, unless indicated1 2006 2007 2008 2009 2010 20111 2012 2013 2014 H1 2015
Sales $1,088 $1,360 $1,575 $1,402 $1,507 $1,968 $2,391 $2,566 $3,044 $1,666
Income from $130 $180 $213 $180 $203 $281 $392 $437 $527 $304
Operations
Operating Margin 11.9% 13.2% 13.5% 12.8% 13.5% 14.3% 16.4% 17.0% 17.3% 18.3%
Net Income $85 $110 $131 $115 $123 $180 $252 $292 $352 $198
Diluted EPS from cont. ops ($) $0.88 $1.12 $1.34 $1.20 $1.28 $1.86 $2.59 $3.01 $3.62 $2.03
Cash from operations $151 $143 $159 $161 $176 $249 $237 $236 $472 $111
Debt net of cash $(38) $(85) $245 $203 $185 $109 $101 $165 $94 $135
94.244
100
75 CAGR: 23%
( $) 50 Year-end Stock Price2
25 15.193
0
2006 2007 2008 2009 2010 2011 2012 2013 2014 Q2 2015
Notes:
1 Does not include special items in second quarter
2 Only company on any U.S. stock exchange with a 14-year streak of stock price increases
3 Share price at 12/29/06
4 Share price at 6/30/15
Wabtec
CORPORATION

Diversified Revenue Base
Segment1
Transit
37%
Freight
63%
Market1
OEM
36%
Aftermarket
64%
69%
Geography1
Rest of
World
35%
U.S.
52%
Canada/ 12%
Mexico
13%
Note:
1 Represents H1 2015 split
Wabtec
CORPORATION

Performance-Driven Growth Strategies
Wabtec Performance System
Drives Our Investment in the Following Strategies:
1. Global and Market Expansion
2. Aftermarket Products and Services
3. New Products and Technologies
4. Acquisitions
VISION: To average double-digit EPS growth through the business cycle
(Actual Performance, 2006 - 2014: 19% CAGR)
Wabtec
CORPORATION

Acquisitions
Strategic, selective acquisitions in core or adjacent businesses that add to Wabtec’s differentiation and/or help to dampen business cycle
Financial criteria: Goal of accretion in first year, with positive and sustainable impact on economic profit
Completed 30+ transactions in the last 8 years, in support of corporate growth strategies
– Expanded global footprint
– Established presence in emerging countries
– Increased content in core business
– Strengthened aftermarket capabilities
– Added adjacencies
Wabtec
CORPORATION

Compelling Industry Dynamics, Strong Company Fundamentals
Compelling industry dynamics
– Worldwide rail supply industry large and growing
– Efficient transportation system essential to global economic growth
– Secular trends favorable
Strong company fundamentals
– Market leader with substantial installed base
– Diversified revenue model, strong balance sheet and cash flow
– Wabtec Performance System drives continuous improvement
– Focused growth strategies and capital to invest
– Board and Management own ~5% equity stake, with incentive compensation tied to EPS, working capital and economic profit
– 19% EPS CAGR Since 2006
On Track for Long-Term Growth
Wabtec
CORPORATION

Planned Acquisition of Faiveley Transport

Compelling Strategic Rationale for Acquisition of Faiveley Transport
Transaction re-combines original WABCO Rail divisions to create one of the world’s largest public rail equipment companies with total revenues of about $4.5 billion in the compelling worldwide freight rail and passenger transit industry
– Complementary geographies, with minimal overlap
– Diversified end market offering
– Extension of product and service capabilities
– Enhances technology and innovation initiatives
– Expands relationships with blue-chip, global customers
– Synergies to drive growth
Wabtec
CORPORATION

Transaction Overview
Purchase Price
€100 per share all-cash or Wabtec preferred stock that converts into 1.125 Wabtec common shares per Faiveley Transport (Ticker: LEY) share
Enterprise Value of approximately €1.66 billion ($1.82 billion)1
9.9x IBES consensus FY2015/16E EBITDA including synergies2
9.4x IBES consensus FY2016/17E EBITDA including synergies2
Consideration
In accordance with French practice, Wabtec (Ticker: WAB) has irrevocably offered to acquire the ~51% LEY Family (the “Family”) shareholdings and the Family and LEY have granted WAB exclusivity rights; binding agreement will follow labor group consultations
Family shareholdings to be purchased for 25% in cash and 75% in preferred stock. The preferred stock would convert into about 6% of fully diluted common shares as of June 30, 2015
Upon purchase of the Family block, WAB to commence mandatory tender offer for the balance of LEY common shares for €100 per share all-cash or up to 75% in preferred stock and the balance in cash
Financing
Other than the issuance of preferred stock, WAB plans to fund the cash portion of the transaction with cash on hand, existing credit facilities and potentially other debt financing
WAB has over $265 million in cash and credit facility capacity of ~$622 million3
Transaction is not contingent on financing
Closing
Closing of the purchase of family stake subject to regulatory clearances
WAB intends to delist LEY from Euronext after the tender offer if minority interests represent less than 5%
WAB 2015 guidance unchanged – excludes transaction closing costs due to timing uncertainty
Notes:
1 As of 7/24/2015, exchange rate of 1.09655 EUR / USD
2 FYE March 2016 and FYE March 2017 EBITDA based on IBES consensus of €128 million and €137million as of July 24, 2015; includes long-term annual synergies of €40 million
3 As of Q2 June 2015
Wabtec
CORPORATION

Complementary Geographies With Minimal Overlap
Sales by Geography
Wabtec1
Rest of World U.S.
35% 52%
Canada/
Mexico
13%
Faiveley Transport2
U.S.
12%
Rest of World
88%
Combined Company
U.S.
0 41%
Rest of World
Canada/
50%
Mexico
9%
Notes:
1 Represents H1 2015 split
2 Represents LTM 3/31/2015 split. Average LTM 3/31/2015 EUR/USD exchange rate of 1.2693
Wabtec
CORPORATION

Diversified End-Market Offering
Wabtec1
Faiveley Transport2
Combined Company
Freight
Transit
5%
Freight
37%
46%
Sales by
Freight
Transit
Segment
63%
54%
Transit
95%
OEM
36%
OEM
After-
OEM
Sales by
58%
market
42%
42%
Market
After-
After-
market
market
58%
64%
Notes:
1 Represents H1 2015 split
2 Represents LTM 3/31/2015 split. Average LTM 3/31/2015 EUR/USD exchange rate of 1.2693
Wabtec
CORPORATION

Extension of Product and Service Capabilities
Wabtec
CORPORATION
Faiveley
TRANSPORT
Freight:
Freight:
Brakes
Brakes
Air Compressors
Couplers
Friction Products
Axle Generators
Positive Train Control
Empty Load Valves
Broad
Heat Exchangers
Pneumatic Gates &
Transit:
Distributors
Comprehensive
Brakes
Slack Adjusters
Bus Door & Window
+
Transit:
Offering
Assemblies
Brakes
Rail Door & Window
Door, Ramp, and Window
Assemblies
Assemblies for Light, Metro,
Transit Couplers
High Speed and Regional
Commuter Locomotives
Rail Locomotives
Services:
Energy Efficient Assemblies
Services:
Signal Engineering &
Design Services
Installation & Upgrades
Components service/repair
Commissioning & Training
MRO
Wabtec
CORPORATION

Enhances Technology and Innovation Initiatives
Wabtec
CORPORATION
Faiveley
TRANSPORT
Product breadth and engineering expertise
Significant share of dedicated human resources
Technology to improve safety, productivity and efficiency
- 860 engineers, 10% dedicated to R&D
12 Centers of Competence worldwide covering each key business segment
More than 600 US patents and more than 2,200 worldwide
2,100 valid European or international patents (including 44 patent families filed during FY 2014/2015)
Leader in Innovation Across Multiple Categories
- More than 450 filings in last three years
Active pipeline of upgrades and new products
Approximately 30-40 new patent applications per year
Tier IV cooling systems, oil-free compressors, electronic braking, signalling and train control
Continue leading rail industry in development and deployment of Positive Train Control
Wabtec
CORPORATION

Expands Relationships with Blue-chip, Global Customers

Wabtec Corporation

- ALSTOM
- AMTRAK
- GO (A Division of Metrolinx)
- Kawasaki (Innovating Rail)
- BOMBARDIER
- SIEMENS
- MTA Metropolitan Transportation Authority
- New Flyer
- UTA
- CAF
- ElectroMotive
- CSX
- Union Pacific
- BNSF Railway
- CAT
- Gunderson
- CN (North America's Railroad)
- Canadian Pacific Railway
- Norfolk Southern
- GE Transportation
- Kansas City Southern Lines

Faiveley Transport

- ALSTOM
- TRENITALIA
- BOMBARDIER
- SNCF
- Indian Railways
- STADLER
- CAF
- SIEMENS
- AnsaldoBreda (A Finmeccanica Company)
- CNR
- Hyundai Rotem

Wabtec Corporation
15

Creating a Leading Rail Equipment and Services Company
Wabtec
Faiveley Transport
Combined Company
Countries
20
24
31
Manufacturing Locations
60
441104
Employees
13,188
5,756
18,944
LTM 3/31/2015 Sales ($mm)
$3,168
$1,3312
$4,499
LTM 3/31/2015 EBIT ($mm)
$554
$1212
$674
Notes:
1 Refer to production and maintenance sites
2 Average LTM 3/31/2015 EUR/USD exchange rate of 1.2693
Wabtec CORPORATION

Synergies to Drive Growth
Expected long-term annual synergies of at least €40 million to be achieved through:
Supply chain efficiencies
Review of operations for efficiency and cost savings
Leveraging SG&A capabilities
Complementary geographic presence, products and engineering activities
Global scale in freight and transit rail equipment helps drive operational excellence
Improves ability to offer safety, productivity and efficiency enhancements to global rail markets
Wabtec CORPORATION

Intense Focus on Operational Execution
Disciplined integration processes in place
Al Neupaver will continue to be the WAB Executive Chairman and Ray Betler will continue to be the WAB President and CEO
Current LEY CEO Stéphane Rambaud-Measson would become President and CEO of Wabtec’s Faiveley Transport group and a Wabtec Corporate Executive Vice President, reporting to Ray Betler
LEY’s headquarters in Gennevilliers, France would become the headquarters of Wabtec’s Faiveley Transport group
WAB also intends to maintain the existing Faiveley Transport human resources policy in Europe for a period of at least 18 months after closing and to complement the company’s existing Centers of Competencies for engineering and research and development, in line with Faiveley Transport’s May 2015 Strategic Plan
Wabtec’s Faiveley Transport Group will encompass Wabtec’s dedicated transit activities worldwide, with overall combined revenues above $2B
Similar company cultures focused on technology, quality and customer service
Commitment to growth and efficiency
Ongoing benefits from sharing of best practices worldwide
Combined company strategic vision and initiatives will remain the same
Wabtec CORPORATION

Comments from Stéphane Rambaud-Measson
Thanks for asking me to join the call today, Al
On behalf of everyone at Faiveley Transport, I’d just like to say that we are excited by today’s news and eager to move things forward
Faiveley Transport recently reported record revenues and backlog, and we are positioned for future growth, as we continue to execute the company’s strategic plan
We believe Wabtec and Faiveley Transport have not only a shared history, but similar company cultures focused on technology, quality and customer service
We will inform and consult with relevant employee representative bodies about this project
We are excited to work with the Wabtec team to build on our recent success and look forward to the future with optimism
In a context of accelerated consolidation of our industry, the combination of our operations with Wabtec would be an excellent strategic move for Faiveley Transport
Our complementarity is remarkable, both in terms of product portfolios and geographies
This transaction would enable us to pursue our ambition to become a global leader in railway equipment and services for the passenger transit market
The strong commitment of the Faiveley family as long term shareholder is a testimony of the powerful industrial rationale of the proposed combination

Compelling Strategic Rationale for Acquisition of Faiveley Transport
Transaction re-combines original WABCO Rail divisions to create one of the world’s largest public rail equipment companies with total revenues of about $4.5 billion in the compelling worldwide freight rail and passenger transit industry
– Complementary geographies, with minimal overlap
– Diversified end market offering
– Extension of product and service capabilities
– Enhances technology and innovation initiatives
– Expands relationships with blue-chip, global customers
– Synergies to drive growth
Wabtec CORPORATION

Certain Legal Matters
This communication is not intended to, and does not, constitute, represent or form part of any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this press release or otherwise.
The distribution of this communication in jurisdictions outside the U.S. or France may be restricted by law or regulation and therefore any person who comes into possession of this communication should inform themselves about, and comply with, such restrictions. Any failure to comply with such restrictions may constitute a violation of the securities laws or regulations of any such relevant jurisdiction.
Faiveley Transport is incorporated in France and listed on Euronext Paris and any offer for its securities will be subject to French disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the U.S., including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments. The transactions described above will be structured to comply with French and U.S. securities laws and regulations applicable to transactions of this type.
In connection with the proposed transaction, Wabtec intends (if required by law) to file a registration statement with the SEC registering preferred shares. Faiveley Transport shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents when they become available, and Wabtec shareholders are urged to read the information statement and any other relevant documents when they become available, because they will contain important information about Wabtec, Faiveley Transport and the proposed transaction. The documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from Wabtec upon written request to Wabtec, 1001 Air Brake Avenue, Wilmerding, PA 15148 or by calling 412-825-1543.
Wabtec CORPORATION

Certain Legal Matters, continued
No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. contained in this presentation which are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements and certain information contained in the presentation involve risks and uncertainties that could result in actual results differing materially from expected results, including the Company’s proposed acquisition of Faiveley Transport, which is subject to regulatory and other conditions, the timing of the transaction and benefits expected to be derived therefrom. Forward-looking statements represent the Company’s expectations and beliefs concerning future events, based on information available to the Company as of the date of this release. The Company undertakes no obligation to publicly update and revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release. Additional information regarding these and other factors is contained in the Company’s SEC filings, including without limitation the Company’s Form 10-K and Form 10-Q filings.
Wabtec CORPORATION